Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED UNSECURED TERM
PROMISSORY NOTE

This AMENDMENT No. 2 entered into this 23 day of May, 2017 (this “Amendment”) to the Amended and Restated Unsecured Term Promissory Note effective September 1, 2015, issued by Myomo, Inc., a Delaware corporation (the “Maker”), to Sandcastle Limited Partnership (the “Lender”), as amended by Amendment No. 1 to Amended and Restated Unsecured Term Promissory Note on June 29, 2016 (“Amendment No. I”).

WHEREAS, Maker issued to Steve Kelly on October 18, 2010 an Unsecured Term Convertible Promissory Note in the original stated principal amount of $250,000 (as amended prior to the effectiveness of the Restated Note (as defined below), the “Original Note”);

WHEREAS, effective as of September 1, 2015, Maker and Lender amended and restated the Original Note in its entirety, in order to, among other things, reflect the transfer by Steve Kelly of all rights, title and interest to Lender under the Original Note (the “Restated Note”);

WHEREAS, on June 29, 2016, the Maker and Lender amended the Restated Note pursuant to Amendment No. 1 to, among other things, modify the repayment terms, provide for repayment in shares of the Maker’s capital stock in certain circumstances, and for subordination of the Restated Note to certain other indebtedness of the Maker, all as provided for in Amendment No. 1.

WHEREAS, Maker and Lender now wish to further amend the Restated Note on the terms and conditions set forth herein, pursuant to Section 11 of the Restated Note, as amended to date.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Effective Date. This Amendment shall be effective as of the date first set forth above.

2.            Payments.

a.          Section 1 of the Restated Note is deleted in its entirety and the following is inserted in lieu thereof:

The outstanding balance shall bear interest at a rate of ten percent (10%) per annum, compounded annually based on a 365-day year, until such time as there is no amount outstanding hereunder. Subject to Section 2 hereof, all outstanding amounts then due under this Note shall be due and payable within thirty (30) days following the completion of a financing by Maker with the principal purpose of raising capital, pursuant to which it sells its common stock, preferred stock or other equity securities, in a single transaction or series of transactions in any twelve (12) month period, with combined cumulative gross proceeds of not less than ten million dollars ($10,000,000); (a “Qualified Financing”), provided, however, that the proceeds of any convertible notes issued by Maker prior to May 23, 2017 and converted into the common stock of Maker as part of any initial public stock offering by Maker shall not be included in determining whether a Qualified Financing has occurred, provided, that, if no such Qualified Financing is completed on or before June 8, 2019, all outstanding amounts under this Note shall be due and payable on June 8, 2019. Notwithstanding the above, if the Maker is acquired, the outstanding balance of this Note shall be due and payable within thirty (30) days following the acquisition.

3.            Repayment in Stock:

a.         Section 2 of the Restated Note is deleted in its entirety and the following is inserted in lieu thereof:

Notwithstanding anything to the contrary, the Maker may elect, in its sole discretion, to repay up to fifty percent (50%) (rounded down to the nearest whole cent) of the aggregate outstanding amount (the principal amount and all accrued but unpaid interest thereon) under this Note as of the date this Note becomes due and payable pursuant to Section 1 of this Note (such date, “the Repayment Date”, and such amount, the “Stock Repayment Amount”) by issuing, no later than five (5) business days following the Repayment Date, shares of Maker’s common stock, preferred stock or other equity securities (as applicable) equal to the Stock Repayment Amount divided by that number equal to 80% of the price per share of Maker’s common stock as of the Repayment Date.

4.          Amendment Provision. This Amendment is entered into by Maker and Lender in a manner consistent with the provisions of Section 11 of the Restated Note. Except as expressly set forth in this Amendment, the Restated Note is not amended or modified, Lender has not waived the terms of any of the Restated Note, and the terms and conditions of the Restated Note are ratified and confirmed and such terms shall remain in full force and effect.

5.          General. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Restated Note. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The terms of this Amendment shall be construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to choice of law provisions.

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Legal Disclaimer: Myomo, Inc. may, in the future, undertake a public offering pursuant to Regulation A under the Act. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can be received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

LENDER:		MAKER:
SANDCASTLE LIMITED PARTNERSHIP		MYOMO, INC.

By:	/s/ Christopher Archambault	By:	/s/ Paul R. Gudonis
Name:	Christopher Archambault	Paul R. Gudonis
Title:	Duly Authorized	Chief Executive Officer

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AMENDMENT NO. 2 TO AMENDED AND RESTATED UNSECURED TERM
PROMISSORY NOTE

This AMENDMENT No. 2 entered into this 23 day of May, 2017 (this “Amendment”) to the Amended and Restated Unsecured Term Promissory Note effective September 1, 2015, issued by Myomo, Inc., a Delaware corporation (the “Maker”), to Sandcastle Limited Partnership (the “Lender”), as amended by Amendment No. 1 to Amended and Restated Unsecured Term Promissory Note on June 29, 2016 (“Amendment No. 1”).

WHEREAS, Maker issued to Steve Kelly on May 25, 2011 an Unsecured Term Convertible Promissory Note in the original stated principal amount of $75,000 (as amended prior to the effectiveness of the Restated Note (as defined below), the “Original Note”);

WHEREAS, effective as of September 1, 2015, Maker and Lender amended and restated the Original Note in its entirety, in order to, among other things, reflect the transfer by Steve Kelly of all rights, title and interest to Lender under the Original Note (the “Restated Note”);

WHEREAS, on June 29, 2016, the Maker and Lender amended the Restated Note pursuant to Amendment No. 1 to, among other things, modify the repayment terms, provide for repayment in shares of the Maker’s capital stock in certain circumstances, and for subordination of the Restated Note to certain other indebtedness of the Maker, all as provided for in Amendment No. 1.

WHEREAS, Maker and Lender now wish to further amend the Restated Note on the terms and conditions set forth herein, pursuant to Section 11 of the Restated Note, as amended to date.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Effective Date. This Amendment shall be effective as of the date first set forth above.

2.            Payments.

a.         Section 1 of the Restated Note is deleted in its entirety and the following is inserted in lieu thereof:

The outstanding balance shall bear interest at a rate of ten percent (10%) per annum, compounded annually based on a 365-day year, until such time as there is no amount outstanding hereunder. Subject to Section 2 hereof, all outstanding amounts then due under this Note shall be due and payable within thirty (30) days following the completion of a financing by Maker with the principal purpose of raising capital, pursuant to which it sells its common stock, preferred stock or other equity securities, in a single transaction or series of transactions in any twelve (12) month period, with combined cumulative gross proceeds of not less than ten million dollars ($10,000,000); (a “Qualified Financing”), provided, however, that the proceeds of any convertible notes issued by Maker prior to May 23, 2017 and converted into the common stock of Maker as part of any initial public stock offering by Maker shall not be included in determining whether a Qualified Financing has occurred, provided, that, if no such Qualified Financing is completed on or before June 8, 2019, all outstanding amounts under this Note shall be due and payable on June 8, 2019. Notwithstanding the above, if the Maker is acquired, the outstanding balance of this Note shall be due and payable within thirty (30) days following the acquisition.

3.            Repayment in Stock:

a.         Section 2 of the Restated Note is deleted in its entirety and the following is inserted in lieu thereof:

Notwithstanding anything to the contrary, the Maker may elect, in its sole discretion, to repay up to fifty percent (50%) (rounded down to the nearest whole cent) of the aggregate outstanding amount (the principal amount and all accrued but unpaid interest thereon) under this Note as of the date this Note becomes due and payable pursuant to Section 1 of this Note (such date, “the Repayment Date”, and such amount, the “Stock Repayment Amount”) by issuing, no later than five (5) business days following the Repayment Date, shares of Maker’s common stock, preferred stock or other equity securities (as applicable) equal to the Stock Repayment Amount divided by that number equal to 80% of the price per share of Maker’s common stock as of the Repayment Date.

4.           Amendment Provision. This Amendment is entered into by Maker and Lender in a manner consistent with the provisions of Section 11 of the Restated Note. Except as expressly set forth in this Amendment, the Restated Note is not amended or modified, Lender has not waived the terms of any of the Restated Note, and the terms and conditions of the Restated Note are ratified and confirmed and such terms shall remain in full force and effect.

5.           General. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Restated Note. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The terms of this Amendment shall be construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to choice of law provisions.

2

Legal Disclaimer: Myomo, Inc. may, in the future, undertake a public offering pursuant to Regulation A under the Act. No money or other consideration is being solicited at this time with respect to such an offering, and if sent in response to these materials for such an °flexing, it will not be accepted No offer to buy securities can be accepted and no part of the purchase price can be received for• an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Commission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

LENDER:		MAKER:
SANDCASTLE LIMITED PARTNERSHIP		MYOMO, INC.

By:	/s/ Christopher Archambault	By:	/s/ Paul R. Gudonis
Name:	Christopher Archambault	Paul R. Gudonis
Title:	Duly Authorized	Chief Executive Officer

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AMENDMENT NO. 2 TO AMENDED AND RESTATED UNSECURED TERM
PROMISSORY NOTE

This AMENDMENT No. 2 entered into this 23 day of May, 2017 (this “Amendment”) to the Amended and Restated Unsecured Term Promissory Note effective September 1, 2015, issued by Myomo, Inc., a Delaware corporation (the “Maker”), to Sandcastle Limited Partnership (the “Lender”), as amended by Amendment No. 1 to Amended and Restated Unsecured Term Promissory Note on June 29, 2016 (“Amendment No. 1”).

WHEREAS, Maker issued to Steve Kelly on January 25 2011 an Unsecured Term Convertible Promissory Note in the original stated principal amount of $250,000 (as amended prior to the effectiveness of the Restated Note (as defined below), the “Original Note”);

WHEREAS, effective as of September 1, 2015, Maker and Lender amended and restated the Original Note in its entirety, in order to, among other things, reflect the transfer by Steve Kelly of all rights, title and interest to Lender under the Original Note (the “Restated Note”);

WHEREAS, on June 29, 2016, the Maker and Lender amended the Restated Note pursuant to Amendment No. 1 to, among other things, modify the repayment terms, provide for repayment in shares of the Maker’s capital stock in certain circumstances, and for subordination of the Restated Note to certain other indebtedness of the Maker, all as provided for in Amendment No. 1.

WHEREAS, Maker and Lender now wish to further amend the Restated Note on the terms and conditions set forth herein, pursuant to Section 11 of the Restated Note, as amended to date.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Effective Date. This Amendment shall be effective as of the date first set forth above.

2.            Payments.

a.          Section 1 of the Restated Note is deleted in its entirety and the following is inserted in lieu thereof:

The outstanding balance shall bear interest at a rate of ten percent (10%) per annum, compounded annually based on a 365-day year, until such time as there is no amount outstanding hereunder. Subject to Section 2 hereof, all outstanding amounts then due under this Note shall be due and payable within thirty (30) days following the completion of a financing by Maker with the principal purpose of raising capital, pursuant to which it sells its common stock, preferred stock or other equity securities, in a single transaction or series of transactions in any twelve (12) month period, with combined cumulative gross proceeds of not less than ten million dollars ($10,000,000); (a “Qualified Financing”), provided, however, that the proceeds of any convertible notes issued by Maker prior to May 23, 2017 and converted into the common stock of Maker as part of any initial public stock offering by Maker shall not be included in determining whether a Qualified Financing has occurred, provided, that, if no such Qualified Financing is completed on or before June 8, 2019, all outstanding amounts under this Note shall be due and payable on June 8, 2019. Notwithstanding the above, if the Maker is acquired, the outstanding balance of this Note shall be due and payable within thirty (30) days following the acquisition.

3.            Repayment in Stock:

a.         Section 2 of the Restated Note is deleted in its entirety and the following is inserted in lieu thereof:

Notwithstanding anything to the contrary, the Maker may elect, in its sole discretion, to repay up to fifty percent (50%) (rounded down to the nearest whole cent) of the aggregate outstanding amount (the principal amount and all accrued but unpaid interest thereon) under this Note as of the date this Note becomes due and payable pursuant to Section 1 of this Note (such date, “the Repayment Date”, and such amount, the “Stock Repayment Amount”) by issuing, no later than five (5) business days following the Repayment Date, shares of Maker’s common stock, preferred stock or other equity securities (as applicable) equal to the Stock Repayment Amount divided by that number equal to 80% of the price per share of Maker’s common stock as of the Repayment Date.

4.            Amendment Provision. This Amendment is entered into by Maker and Lender in a manner consistent with the provisions of Section 11 of the Restated Note. Except as expressly set forth in this Amendment, the Restated Note is not amended or modified, Lender has not waived the terms of any of the Restated Note, and the tenns and conditions of the Restated Note are ratified and confirmed and such terms shall remain in full force and effect.

5.            General. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Restated Note. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The terms of this Amendment shall be construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to choice of law provisions.

2

Legal Disclaimer: Myomo, Inc. may, in the future, undertake a public offering pursuant to Regulation A under the Act. No money or other consideration is being solicited at this tune with respect to such an offering, and if sent in response to these materials for such an offering, it will not be accepted. No offer to buy securities can be accepted and no part of the purchase price can he received for an offering under Regulation A until an offering statement is qualified by the U. S. Securities and Exchange Connnission, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. An indication of interest made by a prospective investor in a Regulation A offering is non-binding and involves no obligation or commitment of any kind.

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

LENDER:		MAKER:
SANDCASTLE LIMITED PARTNERSHIP		MYOMO, INC.

By:	/s/ Christopher Archambault	By:	/s/ Paul R. Gudonis
Name:	Christopher Archambault	Paul R. Gudonis
Title:	Duly Authorized	Chief Executive Officer

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